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                                                                    Exhibit 99.3


         SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT FACILITY AGREEMENT

                  SECOND AMENDMENT, dated as of August 16, 2001, to the 364-Day Revolving Credit Facility Agreement, dated as of February 22, 2001, as amended by the First Amendment dated as of June 11, 2001 (as further amended, modified or supplemented from time to time, the "Credit Agreement"), among LUCENT TECHNOLOGIES INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), SALOMON SMITH BARNEY INC., as Syndication Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement and, upon this Amendment becoming effective, the Lenders will have agreed to amend certain provisions of the Credit Agreement in the manner provided for in this Amendment;

                  NOW THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. Amendments to the Credit Agreement.

                  2.1. Amendments to Section 1.01 of the Credit Agreement.

                  (a) The definition of "Applicable Percentage" in Section 1.01 of the Credit Agreement is hereby amended by:

                  (i) replacing the grid contained therein with the following grid:

------------------- ----------------- ---------------- ----------------- -------------- ----------------- -------------
                        Level I          Level II         Level III        Level IV         Level V         Level VI
------------------- ----------------- ---------------- ----------------- -------------- ----------------- -------------
                      Baa2/BBB or        Baa3/BBB-         Ba1/BB+          Ba2/BB          Ba3/BB-         B1/B+ or
                         better                                                                               less
------------------- ----------------- ---------------- ----------------- -------------- ----------------- -------------
Facility Fee Rate        0.25%            0.375%            0.50%           0.625%           0.75%           0.875%
------------------- ----------------- ---------------- ----------------- -------------- ----------------- -------------
Eurodollar Loans         1.50%            1.625%            2.00%           2.375%           2.75%           3.125%
------------------- ----------------- ---------------- ----------------- -------------- ----------------- -------------
ABR Loans                0.50%            0.625%            1.00%           1.375%           1.75%           2.125%
------------------- ----------------- ---------------- ----------------- -------------- ----------------- -------------

                  and

                  (ii) changing the reference to "Level IV" in clause (d) thereof to "Level VI".

                  (b) Clause (d) of the definition of "Consolidated Net Worth" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:


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                                                                               2

                  "(d) (i) after-tax effects of pre-tax business restructuring charges (other than as described in clause (ii) below) taken after June 30, 2001, of up to $9,700,000,000 (provided that no more than $3,000,000,000 of such charges shall be, or become, cash charges) and (ii) pension and other post retirement benefit charges taken in accordance with the Statements of Financial Accounting Standards number 87, 88 or 106,"

                  (c) Clause (e) of the definition of "Consolidated Net Worth" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(e) additional charges, reserves or write-downs taken after the Closing Date in connection with vendor financings and Vendor Financing Dispositions (including any loss on any Vendor Financing Dispositions),"

                  (d) Clause (f) of the definition of "Consolidated Operating EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(f) the after-tax effects of up to $3,000,000,000 of pre-tax business restructuring cash charges taken after June 30, 2001"

                  (e) Clause (g) of the definition of "Consolidated Operating EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(g) additional charges, reserves or write-downs taken in connection with vendor financings and Vendor Financing Dispositions (including any loss on any Vendor Financing Dispositions)"

                  (f) The definition of "Current Asset Ratio" contained in
Section 1.01 of the Credit Agreement is hereby amended by adding, after the words "consolidated balance sheet of the Borrower on such date" contained in clause (a) thereof, the words "plus the sum of (i) the excess, if any, of the Total Commitment on such date over the aggregate principal amount of the Loans outstanding on such date and (ii) the excess, if any, of the "Total Commitment" under the Five-Year Credit Agreement on such date over the aggregate principal amount of the "Loans" outstanding under the Five-Year Credit Agreement on such date "

                  (g) The definition of "Disposition" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the comma after the words "shall mean" in the first line and inserting immediately thereafter the symbol "(i)" and by adding after the word "thereof" in the second line and immediately before the period the following phrase:

                  "and (ii) any monetization or other transaction pursuant to which the Borrower or any of its Subsidiaries receives a payment attributable to the Capital Stock of Agere"

                  (h) The definition of "Permitted Encumbrances" contained in
Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (e) therein, (ii) deleting the "." at the end of clause (f) therein and substituting "; and" in lieu thereof, (iii) adding the following clause (g) at the end thereof:

                  "(g) Liens consisting of deposits of cash or Permitted Investments to secure letters of credit described in Section 6.02(p)."

and (iv) amending the proviso at the end of such definition to read in its entirety as follows:


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                                                                               3

                  "provided that (except in the case of clause (g) above) the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness."

                  (h) Clause (c) of the definition of "Qualified Non-Operating Proceeds" contained in Section 1.01 of the Credit Agreement is hereby amended by replacing the words "private placements" with the word "issuances".

                  (i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                           "Excess EBITDA Amount" shall mean an amount equal to the sum of (a) the amount, if any, by which Consolidated Operating EBITDA for the fiscal quarter ending December 31, 2001 exceeds $200,000,000 and (b) (i) if the most recent financial statements delivered pursuant to Section 5.02 were in respect of the fiscal quarter ending March 31, 2002, the amount, if any, by which Consolidated Operating EBITDA for such fiscal quarter exceeds $450,000,000, (ii) if the most recent financial statements delivered pursuant to Section 5.02 were in respect of the fiscal quarter ending June 30, 2002, the amount, if any, by which Consolidated Operating EBITDA for the period of two fiscal quarters ending June 30, 2002 exceeds $1,350,000,000 or (iii) if financial statements have been delivered pursuant to Section 5.02 in respect of the fiscal year ending September 30, 2002, the amount, if any, by which Consolidated Operating EBITDA for the period of three fiscal quarters ending September 30, 2002 exceeds $2,675,000,000. If financial statements have not been delivered pursuant to Section 5.02 in respect of the fiscal quarter ending December 31, 2001, the Excess EBITDA Amount shall be zero. The Excess EBITDA Amount shall be determined prior to the Agere Distribution and shall be certified by the Borrower to the Administrative Agent. Such certification, together with the calculation of the Excess EBITDA Amount with respect thereto, shall be provided to the Lenders prior to the Agere Distribution.

                           "Fiber Business" shall mean the business of the Borrower and its Subsidiaries engaged in or through their optical fiber solutions group comprising the worldwide design, manufacturing, marketing, sales and distribution of fiber optic communications system components consisting of premium and commodity optical fiber, fiber optic cable, specialty fiber devices and fiber optic apparatus and premises equipment and the provision of design, engineering, installation and technical support related to such products.

                           "Second Amendment Effective Date" shall have the
meaning set forth in the Second Amendment to this Agreement.

                  2.2. Amendment to Section 6.01 of the Credit Agreement.
Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(a) The Borrower shall not permit Consolidated Net Worth as of the last day of any fiscal quarter of the Borrower to be less than the amount set forth below opposite such fiscal quarter:


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                                                                               4

                             Fiscal Quarter Ending                 Consolidated Net Worth
                             ---------------------                 ----------------------
                      September 30, 2001                    $20,200,000,000
                      December 31, 2001                     $19,000,000,000
                      March 31, 2002                        $18,300,000,000
                      June 30, 2002                         $17,900,000,000
                      September 30, 2002                    $17,600,000,000
                      December 31, 2002                     $17,400,000,000

                  (b) The Borrower shall not permit Consolidated Operating EBITDA for any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

                             Fiscal Quarter Ending               Minimum Consolidated EBITDA
                             ---------------------               ---------------------------
                      September 30, 2001                    $(810,000,000.00)
                      December 31, 2001                     $(750,000,000.00)
                      March 31, 2002                        $(350,000,000.00)
                      June 30, 2002                         $( 50,000,000.00)
                      September 30, 2002                    $ 150,000,000.00
                      December 31, 2002                     $ 250,000,000.00

                  (c) The Borrower shall not permit the Current Asset Ratio to be less than 1.75 to 1.0 as of the last day of the most recent fiscal quarter preceding the Agere Distribution for which the relevant financial information is available on the date of the Agere Distribution."

                  2.3. Amendments to Section 6.02 of the Credit Agreement.
Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (n) therein, (b) deleting the "." at the end of clause (o) therein and substituting "; and" in lieu thereof and (c) adding the following clause (p) at the end thereof:

                  "(p) Indebtedness pursuant to letters of credit issued to support the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature (or issued in lieu of bonds of the type described above), in each case in the ordinary course of business."

                  2.4. Amendments to Section 6.03 of the Credit Agreement.
Section 6.03 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (h) therein, (b) deleting the "." at the end of clause (i) therein and substituting "; and" in lieu thereof and (c) adding the following clause (j) at the end thereof:

                  "(j) Liens incurred pursuant to a Sale and Leaseback Transaction permitted by Section 6.10 with respect to the corporate center of the Borrower located at 283 King George Road, Warren, New Jersey, so long as such Liens permitted by this clause apply only to the interest of the Borrower and its Subsidiaries in the airport hangar located at Morristown Airport, Morristown, New Jersey."

                  2.5. Amendments to Section 6.05 of the Credit Agreement.
Section 6.05 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (i) therein, (b) deleting the "." at the end of clause (j) therein and substituting "; and" in lieu thereof and (c) adding the following clause (k) at the end thereof:


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                                                                               5

                  "(k) Investments received as consideration in connection with any Disposition of property provided that (i) the aggregate value of Investments so received in connection with any such Disposition shall not exceed 25% of the total consideration (or 100% of the total consideration in the case of a Disposition for total consideration of $25,000,000 or less) received in connection therewith and (ii) such Investments shall become Collateral to the extent required by Section 5.11."

                  2.6. Amendment to Section 6.08(d) of the Credit Agreement.
Section 6.08(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(d) the Agere Distribution may be consummated if as of the record date for the Agere Distribution the Collateral shall have been released from the Liens of the Security Documents pursuant to Section 9.13(c),"

                  2.7.  Amendment to Section 6.08(e) of the Credit Agreement.
Section 6.08(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(e) the Borrower may declare and pay dividends on the common stock of the Borrower made in the ordinary course of business at a rate per share not to exceed the rate most recently utilized prior to the Closing Date so long as, at the time of declaration of such dividend,
         (i) no Event of Default shall be in existence and (ii) either (x) the Borrower has Borrower Debt Ratings of BBB or better from S&P and Baa2 or better from Moody's, in each case on stable watch or the equivalent or (y) Consolidated Operating EBITDA shall have equaled at least $1,800,000,000 for the most recent period of four consecutive fiscal quarters for which the relevant financial information is available (as certified by the Borrower to the Administrative Agent), and"

                  2.8. Amendment to Section 6.08 of the Credit Agreement.
Section 6.08 of the Credit Agreement is hereby amended by adding the following clause (f) to the end thereof:

                  "(f) the Borrower may pay cash dividends on preferred Capital Stock of the Borrower issued in capital markets transactions to the extent provided to be made in cash by the terms thereof so long as, before such payment and after giving effect thereto, no Event of Default shall be in existence."

                  2.9. Addition of Section 6.13 and Section 6.14 of the Credit Agreement. The following new Section 6.13 and Section 6.14 are hereby added to the Credit Agreement immediately after Section 6.12 of the Credit Agreement:

         "6.13 Disposition of Agere Stock. The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any of the common stock of Agere owned by them, except as follows:

                  (a) pursuant to the Agere Distribution in accordance with
         Section 6.08(d); or

                  (b) pursuant to an Asset Sale if no Event of Default shall be in existence either before or after giving effect to such Asset Sale.

         6.14  Disposition of Property.

         The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any of its property (other than the Fiber Business and the common stock of Agere) in any transaction or series of related transactions if the consideration for such property is in excess of $2,000,000,000, unless (i) after giving effect to such Disposition and any concurrent transactions, the Current


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                                                                               6

         Asset Ratio is not less than 1.75 to 1.0; provided, that, for purposes of this clause, the receivables and inventories included in determining the Current Asset Ratio shall be determined as of the end of the most recent fiscal quarter ended at least 15 days prior to the date of such Disposition, and (ii) no Event of Default shall be in existence either before or after giving effect to such Disposition."

                  2.10. Amendment to Section 9.13(a) of the Credit Agreement.
Section 9.13(a) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

         "Without limiting the generality of the foregoing, each of the Administrative Agent and the Collateral Agent is authorized to enter into non-disturbance or similar agreements in connection with any lease of Mortgaged Property entered into by the Borrower or any of its Subsidiaries as landlord."

                  2.11. Amendment to Section 9.13(b) of the Credit Agreement.
Section 9.13(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "[INTENTIONALLY OMITTED]"

                  SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above (the "Second Amendment Effective Date") when the Administrative Agent shall have received (i) counterparts of this Amendment, duly executed and delivered by a duly authorized officer of the Borrower and by the Required Lenders, (ii) the Second Amendment to the Lucent Five-Year Amended and Restated Revolving Credit Facility Agreement, duly executed and delivered by the Borrower and by the Required Lenders (as defined in such Credit Agreement) and (iii) for the account of each Lender that has submitted an executed counterpart of the Amendment (including by facsimile transmission) to the Administrative Agent or its counsel no later than 5:00 p.m. (New York City time) on August 16, 2001 (as such deadline may be extended from time to time by the Borrower with the consent of the Administrative Agent), an amendment fee in an amount equal to 0.25% of each such Lender's Commitment. Notwithstanding anything to the contrary herein, the amendments set forth in Sections 2.1(b), (c), (d) and (e) of this Amendment shall not apply for purposes of determining compliance with the financial covenants set forth in Sections 6.01(a) and (b) of the Credit Agreement as of or for the period ending June 30, 2001.

                  SECTION 4. Representations and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all the other Lenders that (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date, and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 5. Payment of Expenses. The Borrower agrees to pay or reimburse each of the Administrative Agent and the Syndication Agent for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Syndication Agent.

                  SECTION 6. Reference to and Effect on the Credit Documents. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the


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                                                                               7

other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  SECTION 8. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages deleted.]